Intangible Assets	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about intangible assets [abstract]
Intangible Assets
16.
INTANGIBLE ASSETS

	Patent rights (available for use)	Patent rights (not yet available for use)	Total
	(note i)	(note ii)
COST
As of January 1, 2023 and 2024	$375	18,500	$18,875
Addition	—	—	—
As of December 31, 2025	375	18,500	18,875
AMORTIZATION AND IMPAIRMENT
As of January 1, 2023	(97)	(4,000)	(4,097)
Charge for the year	(21)	—	(21)
As of December 31, 2023	(118)	(4,000)	(4,118)
Charge for the year	(20)	—	(20)
Impairment loss recognized	—	(13,000)	(13,000)
As of December 31, 2024	(138)	(17,000)	(17,138)
Charge for the year	(20)	—	(20)
Impairment loss recognized	(217)	(1,500)	(1,717)
As of December 31, 2025	(375)	(18,500)	(18,875)
CARRYING VALUES
As of December 31, 2023	$257	$14,500	$14,757
As of December 31, 2024	$237	$1,500	$1,737
As of December 31, 2025	$-	$-	$-

Notes:

(i)
The patent rights grant the Group the right to use certain scientific data for research and manufacture of pipelines, namely APL-501, APL-502 and APL-509. During the years ended December 31, 2023, 2024 and 2025, patent rights with carrying amount of nil, nil, and $0.2 million were impaired, respectively. For these patent rights, as they were acquired in connection with the development and manufacturing of certain biologic product candidates, which was subsequently determined to not align with future operational and strategic objectives. Accordingly, the Group has fully impaired the patent rights with reference to their respective recoverable amounts determined on value in use calculations.
(ii)
These patent rights are not yet available for use by the Group as the Group is still undergoing pre-clinical study application or clinical trials on the relevant drugs in designated territories under the patent rights and has yet to obtain regulatory approval for the new drug to be launched to the market. The patent rights are tested for impairment annually and whenever there is an indication that they may be impaired. Amortization will commence when the patent rights are available for use (i.e. when they are ready for commercialization and have obtained the regulatory new drug application approval in the designated territories) by the Group. During the years ended December 31, 2023, 2024 and 2025, patent rights with carrying amount of nil, $13.0 million, and $1.5 million were impaired, respectively. For these patent rights, as they were acquired for combination trial of an existing drug candidate, which was subsequently replaced by another formulation, or acquired for self-development that the Group cannot proceed further research due to the failure in providing drug supplies by the original vendor according to the agreement. Accordingly, the Group has fully impaired the patent rights with reference to their respective recoverable amounts determined on value in use calculations.

The patent rights (available for use) have finite lives and are amortized on a straight-line basis. The useful lives of patent rights ranged between 10 to 18 years for the years ended December 31, 2023, 2024 and 2025. The useful lives of patent rights were determined by the management of the Group taking into account the period over which the patent rights are expected to be available for use by the Group and the stability of the industry.